UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) November 1, 2005
                                                      ----------------

                         CYCLE COUNTRY ACCESSORIES CORP.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

       NEVADA                      333-68570             42-1523809
----------------------          ----------------    ---------------------
(State or other jurisdiction      (Commission File    (IRS Employer
 of incorporation)                   Number)           Identification
                                                              Number)


                      2188 Highway 86 Milford, Iowa  51351
         ---------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code    (712) 338-2701

                                                      --------------





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ITEM 4.01(b).  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The Registrant's certifying accountant, Henjes, Conner, Williams & Grimsley, L.L.P ("Henjes L.L.P.") applied to, and received approval from, the Securities and Exchange Commission to change its entity from a limited liability partnership to a professional corporation electing to be taxed as a Subchapter S corporation. Simultaneous with this change Henjes L.L.P. also applied to and received approval from the SEC to change its name to Henjes, Conner & Williams, P.C. ("Henjes P.C."). These changes were deemed effective on November 1, 2005.

As a result of the above change, on November 1, 2005, the Board of Directors of the Company engaged Henjes, P.C. as its independent accountant.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CYCLE COUNTRY ACCESSORIES CORP.

Date  November 7, 2005
    ---------------------

                                     By: /s/ Ronald C. Hickman
                                         --------------------------
                                             Ronald C. Hickman
                                             Principal Executive Officer,
                                               President and Director






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